AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                 FEBRUARY 18, 1998
                                 FILE NO. 333-13195
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                         POST EFFECTIVE AMENDMENT No. 1
                        FILED PURSUANT TO RULE 462(d) TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1993

                               ----------------
                     GENERAL ELECTRIC CAPITAL CORPORATION
      (Exact name of registrant as specified in its charter)

               NEW YORK                      13-1500700
       (State of incorporation)           (I.R.S. Employer
                                        Identification Number)

                              260 LONG RIDGE ROAD
                          STAMFORD, CONNECTICUT 06927
                                (203) 357-4000
     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                               ----------------
                               BRUCE C. BENNETT
ASSOCIATE GENERAL COUNSEL--TREASURY OPERATIONS AND ASSISTANT SECRETARY
                              260 LONG RIDGE ROAD
                          STAMFORD, CONNECTICUT 06927
                                (203) 357-4000
    (Name, address, including zip code, and telephone number,
       including area code, of agent for service)
                               ----------------
APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  From time to time after the effective date of this Post -Effective Amendment to the Registration Statement as determined by market conditions.
                               ----------------
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-13195

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH
DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT
THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN
ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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
                                  EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Registration
Statement on Form S-3 (No. 333-13195) is filed pursuant to Rule
462(d) solely to add certain exhibits not previously filed with respect to such Registration Statement.

                            PART II


ITEM 16. EXHIBITS.

EXHIBIT
NUMBER                    DESCRIPTION
- -------  ----------------------------------------------

4(g) Certificate of Amendment specifying certain terms of Series AA, BB, CC and DD Variable Cumulative Preferred Stock filed by the Deputy Superintendent of Banks of the State of New York as of December 9, 1997.

4(h) Certificate of Amendment specifying certain terms of Series EE, FF, GG and HH Variable Cumulative Preferred Stock filed by the Deputy Superintendent of Banks of the State of New York as of December 19, 1997.

4(i) Certificate of Amendment reducing the authorized number of shares of Series EE, FF, GG and HH Variable Cumulative Preferred Stock filed by the Deputy Superintendent of Banks of the State of New York as of February 17, 1998.


23 Consent of James M. Kalashian, tax counsel to the Company.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, General Electric Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (No. 333-13195) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 18th day of February, 1998.

                             General Electric Capital Corporation

                              By  /s/ Jeffrey S. Werner
                             (JEFFREY S. WERNER
                             SENIOR VICE PRESIDENT, CORPORATE
                             TREASURY AND GLOBAL FUNDING OPERATION)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURE                 TITLE                DATE

           * Gary C. Wendt             Chairman of the
 -------------------------------------   Board and Chief
           (GARY C. WENDT)              Executive Officer
                                        (Principal
                                        Executive Officer)

          * Denis J. Nayden            President, Chief
 -------------------------------------   Operating Officer
          (DENIS J. NAYDEN)             and Director

          * James A. Parke             Senior Vice
 -------------------------------------   President, Finance
          (JAMES A. PARKE)              and Director
                                        (Principal
                                        Financial Officer)

                                                       February 18, 1998
        /s/ Jeffrey S. Werner          Senior Vice
 -------------------------------------   President--
         (JEFFREY S. WERNER)            Corporate Treasury
                                        and Global Funding
                                        Operation

           * Joan C. Amble             Controller
 -------------------------------------   (Principal
           (JOAN C. AMBLE)              Accounting Officer)

          * N.D.T. Andrews             Director
 -------------------------------------
          (N.D.T. ANDREWS)

          * Nancy E. Barton            Director
 -------------------------------------
          (NANCY E. BARTON)

           * James R. Bunt             Director
 -------------------------------------
           (JAMES R. BUNT)

                                       Director
 -------------------------------------
           (DAVID M. COTE)

              SIGNATURE                TITLE        DATE

        * Dennis D. Dammerman           Director
 -------------------------------------
        (DENNIS D. DAMMERMAN)

           * Paolo Fresco               Director
 -------------------------------------
           (PAOLO FRESCO)

     * Benjamin W. Heineman, Jr.        Director
 -------------------------------------
     (BENJAMIN W. HEINEMAN, JR.)


                                        Director
 -------------------------------------
           (JEFFREY R. IMMELT)

                                        Director
 -------------------------------------
           (W. JAMES MCNERNEY, JR.)

                                        Director
 -------------------------------------
           (JOHN H. MYERS)

        * Robert L. Nardelli            Director
 -------------------------------------
        (ROBERT L. NARDELLI)

          * Michael A. Neal             Director
 -------------------------------------
          (MICHAEL A. NEAL)

          * John M. Samuels             Director
 -------------------------------------
          (JOHN M. SAMUELS)

         * Edward D. Stewart            Director
 -------------------------------------
         (EDWARD D. STEWART)

        * John F. Welch, Jr.            Director
 -------------------------------------
        (JOHN F. WELCH, JR.)


*By  /s/ Jeffrey S. Werner        Attorney-in-fact
     -------------------------
          (JEFFREY S. WERNER)

                                      II-2




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